UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 23, 2007
                                                         ----------------

                         AFFINITY TECHNOLOGY GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                          0-28152                     57-0991269
-----------------                  -------------             -------------------
(State or Other                     (Commission                 (IRS Employer
 Jurisdiction of                    File Number)             Identification No.)
 Incorporation)

                           1310 Lady Street, Suite 601
                         Columbia, South Carolina 29201
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's telephone number, including area code: (803) 758-2511
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Section 8 - Other Events

Item 8.01. Other Events

     On October 23, 2007 Affinity Technology Group, Inc. ("the Company") issued a press release announcing that The Supreme Court of South Carolina has issued an order denying the Company's Petition for Writ of Certiorari relating to the Company's lawsuit with Temple Ligon. The Company had previously filed the petition in an attempt to have the reinstatement by the South Carolina Court of Appeals of a jury verdict in the amount of $382 thousand overturned. The jury verdict resulted from a January 2004 trial in which Mr. Ligon claimed that Affinity and its founder, Jeff Norris, breached an agreement to give him a 1% equity interest in the Company in consideration for services he claimed to have performed in 1993 and 1994. Mr. Ligon sought damages of $5.4 million. The jury verdict of $382 thousand was set aside by the trial judge in July 2004 and Mr. Ligon appealed the trial judge's ruling to the South Carolina Court of Appeals. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1 Press release issued by Affinity Technology Group, Inc. dated October 23, 2007.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AFFINITY TECHNOLOGY GROUP, INC.
                                       (Registrant)


Date: October 23, 2007                 By: /s/ Joseph A. Boyle
                                           -------------------------------------
                                           Joseph A. Boyle
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit 99.1 Press release issued by Affinity Technology Group, Inc. dated October 23, 2007.